HarborView Mortgage Pass-Through Certificates

Series 2003-3

Preliminary Marketing Materials

$396,013,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: November 19, 2003

HarborView Mortgage Pass-Through Certificates, Series 2003-3

$396,013,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s

A-1	$384,885,000	3.65 / 4.00	1-114 / 1-333	Floater (3)	Senior	AAA/Aaa
A-2 (4)	Notional			Variable	Senior	AAA/Aaa
R	[$100]			Floater	Senior/Residual	AAA/Aaa
B-1	$6,677,000	6.22 / 6.96	1-114 / 1-358	Floater (5)	Subordinate	AA/Aa2
B-2	$4,451,000	6.22 / 6.96	1-114 / 1-358	Floater (5)	Subordinate	A/A2
B-3	$2,630,000				Subordinate	BBB/Baa2
B-4	$3,035,000				Subordinate	BB/NR
B-5	$1,416,000	Privately Offered Certificates			Subordinate	B/NR
B-6	$1,622,845				Subordinate	NR/NR
Total	$404,716,945

(1)

Distributions on the Class A-1, Class B-1 and Class B-2 Certificates will be derived from adjustable rate mortgage loans (See “Mortgage Loans” herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class A-1, Class B-1 and Class B-2 Certificates are shown to the Optional Call Date and to maturity (as described herein).

(3)

For every Distribution Date, the interest rate for the Class A-1 Certificates will be equal to One-Month LIBOR plus a margin (which margin doubles after the Optional Call Date), subject to the Net WAC Cap.

(4)

The Class A-2 Certificate will have an interest only component and a principal only component.  The interest only component will have a notional balance that will equal the aggregate principal balance of the mortgage loans.  It will accrue interest on that balance at a rate equal to the excess of the (i) Net WAC Cap over (ii) the weighted average of the rates at which interest accrues on the other classes of certificates, multiplied by a fraction, the numerator of which is the aggregate principal amount of the other classes of certificates and the denominator of which is the aggregate principal balance of the mortgage loans.  The principal only component of the Class A-2 Certificate will have an initial principal amount of zero, which principal amount shall be increased to the extent of any Deferred Interest allocated to Class A-2 Certificate, as described herein.

(5)

For every Distribution Date, the interest rate for the Class B-1 and Class B-2 Certificates will be equal to One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the Optional Call Date), subject to the Net WAC Cap.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Servicer:

Countrywide Home Loans, Inc.

Custodian/

Trustee:

Deutsche Bank National Trust Company.

Originator:

Countrywide Home Loans, Inc.

Rating Agencies:

S&P and/or Moody’s will rate the Certificates, except the Class B-6 Certificates.  The Class B-6 Certificates will not be rated.  It is expected that the Certificates will be assigned the credit ratings by one or both of the rating agencies, as specified, on page 2 of this Preliminary Term Sheet.

Cut-off Date:

December 1, 2003.

Statistical Cut-off Dates:

With respect to approximately 40.79%, 26.14% and 33.07%, 9/16/03, 10/01/03 and 11/01/03, respectively.

Expected Pricing Date:

November [21], 2003

Closing Date:

On or about December 23, 2003.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in January 2004.

Certificates:

The “Senior Certificates” will consist of the Class A-1 and the Class A-2 Certificates (collectively the “Class A Certificates”), and Class R Certificate.  The Class B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the “Senior Subordinate Certificates” and the Class B-4, Class B-5 and Class B-6 Certificates will be referred to herein as the “Junior Subordinate Certificates,” together with the Senior Subordinate Certificates, the “Subordinate Certificates.”  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Certificates, other than the Class A-2 Certificates, are referred to as the “LIBOR Certificates.”  The Class A-1, Class B-1 and Class B-2 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period with respect to the Offered Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Subordinate Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates and Senior Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is assumed to be approximately $289,716,945 (the “Mortgage Loans”), which will consist of the mortgage loans as of the Statistical Cut-off Date (the “Statistical Mortgage Loans”) and the mortgage loans added on or prior to the Closing Date (the “Additional Mortgage Loans”).

The Statistical Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years.  The Statistical Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 3 months) based upon an Index rate of (i) the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”), (ii) the weighted average cost of funds  of depository institutions, headquartered in Arizona, California or Nevada and members of the Eleventh District of the Federal Home Loan Bank System, as computed from statistics tabulated and published by the FHLB of San Francisco (“Eleventh District COFI”) and (iii) 1 Month LIBOR (“One-Month LIBOR”), with respect to 20.57%, 19.23% and 60.20%, respectively, as of the Statistical Cut-off Date. After the initial fixed interest rate period, the interest rate for each Statistical Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  None of the Statistical Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Statistical Mortgage Loans are subject to a maximum mortgage rate.

For all of the Statistical Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the [fifth] anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

It is anticipated that the characteristics of the Mortgage Loans will be substantially similar to the characteristics of the Statistical Mortgage Loans, as described and shown herein.  As a result of scheduled and unscheduled principal payments and the contribution of additional mortgage loans as described herein, on the Closing Date the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $404,716,945, subject to an increase or decrease of up to 10%.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.90]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.25]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.15]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after December 2013, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

January 2004 – December 2013

0% Pro Rata Share

January 2014 – December 2014

30% Pro Rata Share

January 2015 – December 2015

40% Pro Rata Share

January 2016 – December 2016

60% Pro Rata Share

January 2017 – December 2017

80% Pro Rata Share

January 2018 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in January 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in January 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the Senior Certificates until its class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the Subordinate Certificates on a pro rata basis.

Net WAC Cap:

The “Net WAC Cap” for the Mortgage Loans is the weighted average of the Net Mortgage Rates of the mortgage loans.  The “Net Mortgage Rate” with respect to each mortgage loan is equal to the loan rate less the related servicing fee and trust expense fee rate.

Carryover Shortfall

Amount:

If on any Distribution Date, the Class A-1 Certificate Interest Rate is subject to the Net WAC Cap, such Certificates become entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the Class A-1 Certificate Interest Rate (without giving effect to the Net WAC Cap) over (b) the amount of interest accrued on such Certificates based on the Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Class A-1 Certificate Interest Rate without giving effect to the Net WAC Cap) (together, the “Carryover Shortfall Amount”).  Carryover Shortfall Amount will be paid only to the extent of amounts otherwise distributable with respect to the Class A-2 Certificates.

Available Funds Rate:

The “Available Funds Rate” for the Mortgage Loans for any distribution date is a rate, expressed as a fraction, the numerator of which is equal to the product of (i) the amount of interest distributions accrued on the Mortgage Loans on the basis of the Net WAC Cap, less Deferred Interest and (ii) 12 and the denominator of which is the aggregate principal balance of the Mortgage Loans prior to such distribution date.

Deferred Interest:

The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

The amount of current interest on the Certificates will be reduced by the Deferred Interest, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s).

For any Distribution Date for which the Net WAC Cap exceeds the Available Funds Rate, the excess will first result in a deferral of interest accrued on the Class A-2 Certificate for the related Interest Accrual Period and a corresponding increase in the principal balance of the principal only component of the A-2 Certificate.  In addition, if, for any Distribution Date and any Class of LIBOR Certificate, the Certificate Interest Rate for the related Interest Accrual Period exceeds Available Funds Rate, the excess will represent an allocation of Deferred Interest to such Class that will increase the Principal Amount of such Class.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest otherwise distributable with respect to the Class A-2 Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount;

2)

Class R Certificate, principal, until its balance is reduced to zero;

3)

Class A-1 and Class A-2 Certificates, sequentially, until the principal balance thereof has been reduced to zero:

4)

Class A-1 Certificates to pay the Carryover Shortfall Amount, if any;

5)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6)

Class B-1 Certificates, principal allocable to such Class;

7)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8)

Class B-2 Certificates, principal allocable to such Class;

9)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)

Class B-3 Certificates, principal allocable to such Class;

11)

Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

12)

Class R Certificate, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Weighed Average Life Tables

Class A-1 To Optional Call Date
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	5.87	4.81	3.65	2.35	1.67
MDUR (yr)	5.43	4.51	3.47	2.27	1.62
First Prin Pay	01/19/04	01/19/04	01/19/04	01/19/04	01/19/04
Last Prin Pay	10/19/18	04/19/16	06/19/13	02/19/10	05/19/08

Class A-1 To Maturity
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	6.30	5.23	4.00	2.59	1.83
MDUR (yr)	5.77	4.84	3.76	2.48	1.77
First Prin Pay	01/19/04	01/19/04	01/19/04	01/19/04	01/19/04
Last Prin Pay	06/19/33	12/19/32	09/19/30	10/19/23	07/19/18

Class B-1 To Optional Call Date
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	9.78	8.11	6.22	4.38	3.34
MDUR (yr)	8.83	7.44	5.81	4.17	3.21
First Prin Pay	01/19/04	01/19/04	01/19/04	01/19/04	01/19/04
Last Prin Pay	10/19/18	04/19/16	06/19/13	02/19/10	05/19/08

Class B-1 To Maturity
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	10.72	9.00	6.96	5.02	3.92
MDUR (yr)	9.52	8.12	6.41	4.72	3.73
First Prin Pay	01/19/04	01/19/04	01/19/04	01/19/04	01/19/04
Last Prin Pay	10/19/33	10/19/33	10/19/33	10/19/33	10/19/33

Class B-2 To Optional Call Date
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	9.78	8.11	6.22	4.38	3.34
MDUR (yr)	8.64	7.30	5.72	4.13	3.18
First Prin Pay	01/19/04	01/19/04	01/19/04	01/19/04	01/19/04
Last Prin Pay	10/19/18	04/19/16	06/19/13	02/19/10	05/19/08

Class B-2 To Maturity
	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	10.72	9.00	6.96	5.02	3.92
MDUR (yr)	9.28	7.94	6.29	4.66	3.69
First Prin Pay	01/19/04	01/19/04	01/19/04	01/19/04	01/19/04
Last Prin Pay	10/19/33	10/19/33	10/19/33	10/19/33	10/19/33